SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                  [X] Current Report Pursuant to Section 13 OR
                     15(d) of the Securities Exchange Act of
                                      1934

                                November 24, 1999
                                (Date of Report)


                         Commission file number: 1-14307

                                Great Lakes REIT

             (Exact name of Registrant as specified in its Charter)

                               Maryland 36-4238056
        (State or other jurisdiction (I.R.S. Employer identification no.)
                         of incorporation organization)

                  823 Commerce Drive, Suite 300, Oak Brook, IL
                 60523 (Address of principal executive offices)
                                   (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

Item 5.           OTHER MATTERS


On May 11, 1999, Great Lakes REIT through Great Lakes REIT, L.P. (collectively the "Company") acquired Burlington Office Center located in Ann Arbor, Michigan from an unaffiliated third party for approximately $20,300,000, including $600,000 for capital reserves. Funds for the purchase came from a borrowing under the Company's unsecured line of credit and the net disposition proceeds from the sale of 1675 Holmes Road, Elgin, Illinois.

On September 1, 1998, the Company acquired Lisle Executive Center located in Lisle, Illinois from an unaffiliated third party for approximately $18,200,000. Funds for the purchase came from a borrowing under the Company's unsecured line of credit.





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


The pro forma financial statements are attached as Exhibit A.

The financial statements for Lisle Executive Center are attached as Exhibit B.

The financial statements for the Burlington Office Center are attached as Exhibit C.

The consent of Ernst & Young LLP is filed as Exhibit D.

No information is required under Items 1,2,3,4, and 6, and these items have therefore been omitted.



By:    /s/ James Hicks
       James Hicks, Chief Financial Officer and Treasurer

                                    Exhibit A

Great Lakes REIT
Consolidated Pro Forma Statement of Income(unaudited)
For the Year Ended December 31, 1998
(Dollars in Thousands, except per share data)


                                                       12/31/98              Lisle            Burlington           Pro Forma
                                                     As Reported   (1)    Acquisition   (2)   Acquisition   (2)     12/31/98

Revenues
Rental                                              $       62,527                1,501               2,691     $        66,719
Reimbursements                                              17,141                  301                 320              17,762
Interest and other                                           1,230                   26                  24               1,280
                                                    ----------------------------------------------------------------------------

Total revenues                                              80,898                1,828               3,035              85,761
                                                    ----------------------------------------------------------------------------

Expenses
Real estate taxes                                           12,634                  253                 465              13,352
Other property operating                                    21,018                  469                 853              22,340
General and administrative                                   4,958                                                        4,958
Interest                                                    12,339                  795 (3)           1,136 (3)          14,270
Depreciation and amortization                               13,092                  235 (4)             411 (4)          13,738
                                                    ----------------------------------------------------------------------------

Total expenses                                              64,041                1,752               2,865              68,658
                                                    ----------------------------------------------------------------------------

Income before gain on sale of properties                    16,857                   76                 170              17,103
Gain on sale of properties
                                                    ----------------------------------------------------------------------------

Income before allocation to minority interests              16,857                   76                 170              17,103
Minority interests                                              61                                                           61
                                                    ----------------------------------------------------------------------------

Net income                                                  16,796                   76                 170              17,042
Income allocated to preferred shares                           163                                                          163
                                                    ----------------------------------------------------------------------------

Net income applicable to common shares              $       16,633                   76                 170     $        16,879
                                                    ============================================================================


Earnings per common share - basic                   $         0.99                                              $          1.01
                                                    ===============                                             ================

Weighted average common shares outstanding - basic      16,793,410                                                   16,793,410
                                                    ===============                                             ================

Diluted earnings per common share                   $         0.98                                              $          0.99
                                                    ===============                                             ================

Weighted average common shares outstanding - diluted    16,974,311                                                   16,974,311

                                                    ===============                                             ================

See accompanying notes to pro forma consolidated statement of income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  Represents the historical results of the Company.

2.   Represents  the  unaudited   historical  results  of  operations  of  Lisle
     Executive Center from January 1, 1998 to September 1, 1998 and Burlington Office Center for calendar 1998.

3. Interest expense ($795) for Lisle Executive Center is computed on the amount borrowed ($17,750) on the Company's unsecured line of credit to acquire the property for the period January 1, 1998 to September 1, 1998 at 6.72% per annum, the average interest rate for the period.

     Interest expense ($1,136) for Burlington Office Center is computed on the amount borrowed ($16,900) on the Company's unsecured line of credit to acquire the property for the period January 1, 1998 to December 31, 1998 at 6.72% per annum, the average interest rate for the period.

4. Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1998 to September 1, 1998 based on the purchase price paid by the Company for Lisle Executive Center.

     Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1998 to December 31, 1998 based on the purchase price paid by the Company for Burlington Office Center.



Great Lakes REIT
Consolidated Pro Forma Statement of Income (Unaudited)
For the Nine Months Ended September 30, 1999
(Dollars in Thousands, except per share data)


                                                                        9/30/99          Burlington          Pro Forma
                                                                      As Reported  (1)   Acquisition  (2)     9/30/99
Revenues
Rental                                                                   $  54,864              1,083          $   55,947
Reimbursements                                                              15,081                125              15,206
Interest and other                                                             996                  9               1,005
                                                                     -----------------------------------------------------

Total revenues                                                              70,941              1,217              72,158
                                                                     -----------------------------------------------------

Expenses
Real estate taxes                                                           11,828                168              11,996
Other property operating                                                    18,377                304              18,681
General and administrative                                                   3,424                                  3,424
Interest                                                                    10,349                389 (3)          10,738
Depreciation and amortization                                               11,812                154 (4)          11,966
                                                                     -----------------------------------------------------

Total expenses                                                              55,790              1,015              56,805
                                                                     -----------------------------------------------------

Income before gain on sale of properties                                    15,151                202              15,353
Gain on sale of properties                                                   8,061                                  8,061
                                                                     -----------------------------------------------------

Income before allocation to minority interests                              23,212                                 23,414
Minority interests                                                              79                                     79
                                                                     -----------------------------------------------------

Net income                                                                  23,133                                 23,335
Income allocated to preferred shares                                         2,742                                  2,742
                                                                     -----------------------------------------------------

Net income applicable to common shares                                   $  20,391                             $   20,593
                                                                     =====================================================

Earnings per common share - basic                                    $        1.23                             $     1.25
                                                                     ==============                        ===============

Weighted average common shares outstanding - basic                      16,529,085                             16,529,085
                                                                     ==============                        ===============

Diluted earnings per common share                                    $        1.23                              $    1.24
                                                                     ==============                        ===============

Weighted average common shares outstanding - diluted                    16,609,017                             16,609,017
                                                                     ==============                        ===============

See accompanying notes to pro forma consolidated statement of income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  Represents the historical results of the Company.

2. Represents the unaudited historical results of operations of Burlington Office Center for the period January 1, 1999 to May 11, 1999.

3. Interest expense for Burlington Office Center ($389) is computed on the amount borrowed ($16,900) on the Company's unsecured line of credit to acquire the property for the period January 1, 1999 to May 11, 1999 at 6.37% per annum, the average interest rate during the period.

4. Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1999 to May 11, 1999 based on the purchase price paid by the Company for Burlington Office Center.

                                    Exhibit B

                   Statements of Revenue and Certain Expenses

                             Lisle Executive Center

                          Year Ended December 31, 1997
                       with Report of Independent Auditors

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
Great Lakes REIT

We have audited the accompanying Statement of Revenue and Certain Expenses of Lisle Executive Center (the Property) for the year ended December 31, 1997. This Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
October 1, 1998

                             Lisle Executive Center

                   Statements of Revenue and Certain Expenses


                                                                January 1, 1998
                                                                    through
                                            Year ended        September 1, 1998
                                         December 31, 1997        (Unaudited)
                                         -----------------        -----------


Revenue
Base rents                                     $2,574,401           $1,501,081
Tenant reimbursements                             397,228              300,913
Other income                                       34,675               25,973
                                        -----------------     -----------------
Total revenue                                   3,006,304            1,827,967
                                        -----------------     -----------------

Expenses
Real estate taxes                                 318,136              253,038
General operating                                 125,706              122,362
Utilities                                         226,176              125,632
Cleaning and landscaping                          207,542              145,256
Repairs and maintenance                            67,985               21,726
Management fee                                     87,917               53,694
                                        -----------------     -----------------
Total expenses                                  1,033,462              721,708
                                        -----------------     -----------------

Revenue in excess of certain expenses          $1,972,842           $1,106,259
                                        =================     =================


See Accompanying Notes.

                             Lisle Executive Center
               Notes to Statements of Revenue and Certain Expenses

1.  BUSINESS

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Lisle Executive Center (the Property), a six-story office building located in Lisle, Illinois. The Property was acquired on September 1, 1998 by a partnership controlled by Great Lakes REIT (Great Lakes).

At September 1, 1998 and December 31, 1997, the Property was 89% leased with sixteen and seventeen tenants, respectively. At September 1, 1998 and December 31, 1997, two tenants and three tenants accounted for approximately 54% and 57% of base rents, respectively.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statements of Revenue and Certain Expenses. Actual results could differ from those estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata basis, as defined.

4.  MANAGEMENT AGREEMENT

During the periods from January 1, 1998 to September 1, 1998 and from January 1, 1997 to December 31, 1997, the Property was managed by a third-party management company. The management agreement provided for management fees based on a flat rate of 3% of gross monthly receipts, as defined.

                                    Exhibit C


                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                            BURLINGTON OFFICE CENTER

                          Year Ended December 31, 1998
                       with Report of Independent Auditors

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
Great Lakes REIT

We have audited the accompanying Statement of Revenue and Certain Expenses of Burlington Office Center (the Property) for the year ended December 31, 1998. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
September 24, 1999

                            BURLINGTON OFFICE CENTER

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                                                 January 1, 1999
                                              Year ended             through
                                              December 31,         May 11, 1999
                                                 1998              (Unaudited)
                                           ----------------      ---------------

REVENUE
Base rents                                       $2,691,033           $1,082,702
Tenant reimbursements                               319,917              125,115
Other income                                         23,595                9,371
                                           ----------------      ---------------
Total revenue                                     3,034,545            1,217,188
                                           ----------------      ---------------
EXPENSES
Real estate taxes                                   465,127              168,015
General operating                                   115,797               71,654
Utilities                                           268,187               73,085
Cleaning                                            147,978               66,556
Repairs and maintenance                             197,658               36,136
Management fee                                      123,546               56,098
                                           ----------------      ---------------
Total expenses                                    1,318,293              471,544
                                           ----------------      ---------------

Revenue in excess of certain expenses            $1,716,252             $745,644
                                           ================      ===============

See Accompanying Notes.

                            BURLINGTON OFFICE CENTER

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  BUSINESS

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Burlington Office Center (the Property), a three building office park located in Ann Arbor, Michigan. The Property was acquired on May 11, 1999 by a partnership controlled by Great Lakes REIT (Great Lakes).

At May 11, 1999 and December 31, 1998, the Property was 92% and 95% leased with thirty-four and thirty-five tenants, respectively. At May 11, 1999 and December 31, 1998, three tenants and two tenants accounted for approximately 41% and 26% of base rents, respectively.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statements of Revenue and Certain Expenses. Actual results could differ from those estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata basis, as defined.

4.  MANAGEMENT AGREEMENT

During the periods from January 1, 1999 to May 11, 1999 and from January 1, 1998 to December 31, 1998, the Property was managed by a third-party management company. The management agreement provided for management fees based on a flat rate of 4% of gross monthly receipts, as defined.

5.  RELATED PARTY TRANSACTIONS

For the period from January 1, 1999 through May 11, 1999 and for the year ended December 31, 1998, the Property paid insurance premiums to an affiliate in the amount of $10,750 and $7,679, respectively.

                                    Exhibit D


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements Form S-3 No. 333-40129, Form S-3 No. 333-49499, Form S-8 No. 333-56617 and Form S-8
No. 333-56619 of Great Lakes REIT of our report dated September 24, 1999, with respect to the financial statements of Burlington Office Center included in the Current Report (Form 8-K) for the year ended December 31, 1998.





                                                               Ernst & Young LLP




Chicago, Illinois
November 24, 1999